ALLIANCEBERNSTEIN CORPORATE SHARES

-AllianceBernstein Corporate Income Shares

(the “Fund”)

Supplement dated February 6, 2013 to the Prospectus dated August 31, 2012 of the AllianceBernstein Corporate Shares (the “Prospectus”).

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The following chart replaces the chart under the heading “Portfolio Managers” in the summary section of the Prospectus and reflects those persons responsible for day-to-day management of the Fund’s portfolio.

Employee	Length of Service	Title
Shawn E. Keegan	Since 2006	Vice President of the Adviser
Ashish C. Shah	Since 2010	Senior Vice President of the Adviser

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The following chart replaces the chart under the heading “Management of the Funds — Portfolio Managers” in the Prospectus.

Employee; Year; Title	Principal Occupation(s) During the Past Five (5) Years
Shawn E. Keegan; since 2006; Vice President of the Adviser	Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2007.

Ashish C. Shah; since 2010; Senior Vice President of the Adviser	Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since May 2010 and Co-Head of Global Credit. Prior thereto, Managing Director and Head of Global Credit Strategy at Barclays Capital from September 2008 until May 2010. Prior thereto, Head of Credit Strategy at Lehman Brothers, heading the Structured Credit/CDO and Credit Strategy Groups since prior to 2007.

This Supplement should be read in conjunction with the Prospectus for the Fund.

You should retain this Supplement with your Prospectus for future reference.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

SUP-0111-0213